COLUMBIA FUNDS VARIABLE INSURANCE TRUST

COLUMBIA LARGE CAP GROWTH FUND, VARIABLE SERIES

COLUMBIA LARGE CAP VALUE FUND, VARIABLE SERIES

COLUMBIA SMALL COMPANY GROWTH FUND, VARIABLE SERIES

(each a “Fund” and together, the “Funds”)

Supplement dated July 20, 2010 to the

Prospectuses and Statement of Additional Information dated April 29, 2010, as supplemented

Effective May 1, 2010, the Prospectuses and Statement of Additional Information of the Funds are modified as follows:

1.	The paragraph in the section of the Prospectuses of Columbia Large Cap Growth Fund, Variable Series and Columbia Large Cap Value Fund, Variable Series entitled “Management of the Fund - Expense Reimbursement Arrangements” is revised and replaced in its entirety with the following:

The Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.85% of the Fund’s average daily net assets on an annualized basis. The Advisor, in its discretion, may revise or discontinue this arrangement at any time.

2.	The paragraph in the section of the Prospectuses of Columbia Small Company Growth Fund, Variable Series entitled “Management of the Fund - Expense Reimbursement Arrangements” is revised and replaced in its entirety with the following:

The Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 0.95% of the Fund’s average daily net assets on an annualized basis. The Advisor, in its discretion, may revise or discontinue this arrangement at any time.

3.	The footnote to the table in the section of the Class B Prospectus of Columbia Large Cap Growth Fund, Variable Series entitled “About Class B Shares - Distribution and/or Service Fees” is revised and replaced in its entirety with the following:

(a)	The Distributor has voluntarily agreed to reimburse the Class B distribution fee in excess of 0.15% when the total annual Fund operating expenses applicable to Class B shares, including distribution and service fees, exceed the annual rate of 1.00% of the Class B shares’ average daily net assets. The Distributor, in its discretion, may revise or discontinue this arrangement at any time.

4.	The first table in the section of the Statement of Additional Information entitled “INVESTMENT ADVISORY AND OTHER SERVICES - Expense Limitations” is revised for each indicated Fund as follows:

Fund	Expenses as a percent of average daily net assets on an annualized basis:
Large Cap Growth Fund VS	0.85%
Large Cap Value Fund VS	0.85%
Small Company Growth Fund VS	0.95%

5.	The second table in the section of the Statement of Additional Information entitled “INVESTMENT ADVISORY AND OTHER SERVICES - Expense Limitations” is revised for Columbia Large Cap Growth Fund, Variable Series as follows:

Fund	Class B expense limit:
Large Cap Growth Fund VS	1.00%

Shareholders should retain this Supplement for future reference.